                                                            EXHIBIT 23.1




                            INDEPENDENT AUDITORS' CONSENT




          The Board of Directors
          Ceridian Corporation:


          We consent to the use of our reports incorporated herein by reference and to the reference to our firm in Part II, Item 5 hereof.




                                                  KPM Peat Marwick LLP




          Minneapolis, Minnesota
          July 11, 1995